UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2025

Camber Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12 Greenway Plaza, Suite 1100, Houston, Texas	77046
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (281) 404-4387

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On January 21, 2025, Camber Energy, Inc. (“Camber” or the “Company”) announced that its indirect majority-owned subsidiary, Viking Ozone Technology, LLC (“VOT”), shipped VOT’s VKIN-300 waste treatment unit (the “VKIN-300 Unit”) to France to undergo procedures to obtain official certification of compliance with French Standard NFX 30-503, regarded as one of the world’s strictest standards for waste decontamination equipment.

In connection with the proposed certification process, various tests were performed on or in respect of the VKIN-300 Unit in May and June 2025. On July 1, 2025, VOT received a report (the “Lab Report”) from Laboratoire Hygiène Hospitalière CHU Clermont-Fd (“LHH”), an independent lab, summarizing the testing procedures and associated results, and concluding as follows

•	French Version: “Les tests réalisés conformément à la norme NFX 30503-1 par le laboratoire démontrent que l’appareil de prétraitement des déchets VKIN 300 répond aux spécifications de cette norme.”

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English Translation (translated through DeepL Pro Ultimate): “The tests carried out in accordance with standard NFX 30503-1 by the laboratory demonstrate that the VKIN 300 waste pre-treatment unit meets the specifications of this standard.”

The foregoing description of the Lab Report does not purport to be complete and is qualified in its entirety by reference to the full text of the Lab Report, the French version of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, and the English translated version of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The Lab Report, along with other reports and documentation, will be submitted to the applicable agency requesting formal certification of the VKIN-300 Unit for use in France.  Given the conclusion of the Lab Report it is likely the certification will be obtained but there are no assurances of such result.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Lab Report, the French version, dated July 1, 2025.
99.2	Lab Report, the English translated version, dated July 1, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBER ENERGY, INC.

Date: July 2, 2025	By:	/s/ James A. Doris
	Name:	James A. Doris
	Title:	Chief Executive Officer

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